American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2065 Portfolio
October 31, 2022

One Choice Blend+ 2065 Portfolio - Schedule of Investments
OCTOBER 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 61.9%
Avantis U.S. Equity Fund G Class	28,273	376,025
Avantis U.S. Small Cap Value Fund G Class	2,284	33,805
Focused Dynamic Growth Fund G Class	6,206	246,268
Focused Large Cap Value Fund G Class	25,121	248,452
Heritage Fund G Class	2,793	59,509
Mid Cap Value Fund G Class	3,720	59,485
Small Cap Growth Fund G Class	1,840	33,714
		1,057,258
International Equity Funds — 28.2%
Avantis Emerging Markets Equity Fund G Class	5,021	45,595
Avantis International Equity Fund G Class	14,593	137,031
Emerging Markets Fund G Class	7,627	69,101
Focused International Growth Fund G Class	5,458	75,978
Global Real Estate Fund G Class	4,215	46,238
International Small-Mid Cap Fund G Class	3,564	30,933
Non-U.S. Intrinsic Value Fund G Class	9,735	76,421
		481,297
Domestic Fixed Income Funds — 7.2%
Avantis Core Fixed Income Fund G Class	11,354	91,853
High Income Fund G Class	2,895	23,220
Inflation-Adjusted Bond Fund G Class	749	8,220
		123,293
International Fixed Income Funds — 2.7%
Emerging Markets Debt Fund G Class	1,497	12,319
Global Bond Fund G Class	3,887	33,893
		46,212
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,878,426)		1,708,060
OTHER ASSETS AND LIABILITIES†		(641)
TOTAL NET ASSETS — 100.0%		$1,707,419

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.  The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2022 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$502	$45	$174	$3	$376	28	$(25)	—
Avantis U.S. Small Cap Value Fund	45	4	16	1	34	2	(2)	—
Focused Dynamic Growth Fund	333	41	129	1	246	6	(35)	—
Focused Large Cap Value Fund	329	30	119	9	249	25	(19)	$3
Heritage Fund	81	6	31	4	60	3	(7)	—
Mid Cap Value Fund	79	7	28	1	59	4	(5)	1
Small Cap Growth Fund	44	4	17	3	34	2	(4)	—
Avantis Emerging Markets Equity Fund	60	13	26	(1)	46	5	(6)	—
Avantis International Equity Fund	184	29	73	(3)	137	15	(16)	—
Emerging Markets Fund	90	20	44	3	69	8	(15)	—
Focused International Growth Fund	103	18	43	(2)	76	5	(12)	—
Global Real Estate Fund	61	15	29	(1)	46	4	(9)	—
International Small-Mid Cap Fund	43	5	19	2	31	4	(7)	—
Non-U.S. Intrinsic Value Fund	102	19	43	(2)	76	10	(10)	—
Avantis Core Fixed Income Fund	122	28	54	(4)	92	11	(7)	1
High Income Fund	31	5	13	—	23	3	(2)	—
Inflation-Adjusted Bond Fund	11	1	4	—	8	1	—	—
Emerging Markets Debt Fund	17	2	7	—	12	1	(1)	—
Global Bond Fund	45	9	19	(1)	34	4	(2)	—
	$2,282	$301	$888	$13	$1,708	141	$(184)	$5
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.